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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 25, 1997

                             BANK PLUS CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        0-28292                95-1782887
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
       INCORPORATION)                                       IDENTIFICATION NO.)

       4565 COLORADO BOULEVARD                                     90039
       LOS ANGELES, CALIFORNIA                                   (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 549-3116

                                      NONE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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

ITEM 5.   OTHER EVENTS.

     On May 28, 1997, Bank Plus Corporation (the "Company") filed a registration statement (File No. 333-27975) on Form S-4 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of 7,594,937 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company (the "Registration Statement"). On June 20, 1997, the Commission declared the Registration Statement effective.

     On June 30, 1997, the Company filed Post-Effective Amendment No. 1 to the Registration Statement (the "Post-Effective Amendment") with the Commission relating to the issuance and sale of shares of Common Stock to stockholders of Hancock Savings Bank, FSB ("Hancock"), in connection with a merger (the "Merger") of Hancock with and into the Company's wholly-owned subsidiary, Fidelity Federal Bank, A Federal Savings Bank ("Fidelity"), pursuant to the terms and conditions of an Agreement and Plan of Merger dated June 25, 1997 by and among the Company, Fidelity and Hancock (the "Merger Agreement"). On July 2, 1997, the Commission declared the Post-Effective Amendment effective.

     Upon the consummation of the Merger, Hancock will be merged with and into Fidelity, with Fidelity as the surviving federal savings bank in the Merger. By virtue of the Merger, each share of common stock, par value $6.40 per share of Hancock (the "Hancock Stock") issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time"), other than shares with respect to which dissenters' rights are perfected, shall automatically be converted into the right to receive a number of shares or a fraction of a share of Common Stock as described more fully below. At the Effective Time, each holder of a certificate representing shares of Hancock Stock will cease to have any rights with respect to such shares, except the right to receive such shares of Common Stock and cash payable in lieu of fractional share interests in accordance with the Merger Agreement or the right to an appraisal if such holder has properly exercised his or her dissenters' rights.

     By virtue of the Merger, automatically and without any action on the part of the holders of Hancock Stock, each share of Hancock Stock issued and outstanding immediately prior to the Effective Time (other than shares as to which dissenters' rights are perfected under 12 C.F.R. Section 552.14, and any shares of Hancock Stock that are owned by Hancock or any direct or indirect wholly-owned subsidiary of Hancock) shall become and be converted into the right to receive a number of shares, or fraction of a share, of Common Stock (the "BPC Stock Consideration") (rounded to the nearest 1/10,000 of a share of Common Stock) equal to the quotient obtained by dividing (a) the BPC Stock Consideration Value (as defined below) by (b) the product of the Market Value Per BPC Share (as defined below) times the number of shares of Hancock Stock issued and outstanding immediately prior to the Effective Time. Notwithstanding any of the foregoing, each holder of Hancock Stock who would otherwise have been entitled to receive a fraction of a share of Common Stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of such fractional share of Common Stock multiplied by the Market Value Per BPC Share.

     "Market Value Per BPC Share" means the average of the daily closing sales prices of a share of Common Stock on the Nasdaq National Market ("NASDAQ"), as reported in The Wall Street Journal, during the twenty (20) consecutive trading days on which trades in Common Stock occurred ending two (2) full trading days prior to the Effective Time.

     "BPC Stock Consideration Value" means the difference of Twelve Million Twelve Thousand Dollars ($12,012,000) minus the "Price Adjustment" (as defined below). The BPC Stock Consideration Value shall be set forth on a certificate (the "BPC Stock Consideration Certificate") prepared by Hancock and approved by the parties to the Merger Agreement.

     "Price Adjustment" means the sum of (i) 4.25% of the difference, whether positive or negative, of $190,073,000 minus the aggregate amount of deposits (excluding brokered deposits) of Hancock at June 30, 1997 plus (ii) the "Adjusted Net Book Value Differential" (as defined below); provided, however, that the Price Adjustment shall never be less than zero.

     "Adjusted Net Book Value Differential" means the difference, whether positive or negative, of $3.787 million minus the "Adjusted Net Book Value" (as defined below) of Hancock at June 30, 1997; provided, however, that if such difference equals an amount between $0 and positive $50,000, inclusive, such difference shall be deemed to equal $0.

     "Adjusted Net Book Value" of Hancock at June 30, 1997 shall equal the stockholders' equity of Hancock at June 30, 1997 determined in accordance with GAAP applied consistently with prior periods, (a) less the sum of the following, to the extent not already reflected in the calculation of Hancock's stockholders' equity on Hancock's balance sheet at June 30, 1997: (i) Hancock's costs and expenses of the transactions contemplated hereby, (ii) costs and expenses associated with termination of Hancock leases on Hancock's Fairfax, Glendale and Wilshire offices following the Effective Date, (iii) costs and expenses associated with the termination of Hancock employees in contemplation of the Merger and (iv) costs and expenses relating to the cash out of Hancock options, (b) plus any amount paid to Hancock upon exercise of a Hancock option between July 1, 1997 and the day ending two full trading days prior to the Effective Time and (c) minus (plus) unrealized loss (gain) on securities available for sale or held for investment on the day ending two full trading days prior to the Effective Time.

     For additional information regarding the Merger, see the Post-Effective Amendment.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

  The following unaudited pro forma combined condensed financial statements are based on the historical consolidated Balance Sheet and statements of operations of the Company and Hancock, adjusted to give effect to the Merger, using the purchase method of accounting for business combinations. Under the purchase method of accounting, the purchase price will be allocated to the assets acquired and liabilities assumed based on their estimated fair values at closing.

  The unaudited pro forma combined condensed Balance Sheet as of March 31, 1997 assumes that the Merger occurred as of that date and reflects the combination of the historical financial position of the Company with the historical financial position of Hancock as of March 31, 1997 after giving effect to the purchase accounting and other Merger-related adjustments described in the respective Notes herein.

  The unaudited pro forma combined condensed statements of operations for the fiscal year ended December 31, 1996 and for the three months ended March 31, 1997 combine the historical results of operations of the Company for those periods with the historical results of operations of Hancock for the same periods and assumes that the Merger occurred at the beginning of the periods presented.

  The following unaudited pro forma combined condensed financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of the Company and Hancock, which, in the case of the Company, appear as an Annex to the Post-Effective Amendment and in the case of Hancock, are included in the Post-Effective Amendment. These pro forma financial statements are presented for illustrative purposes only and are not indicative of the operating results that would have been achieved or the financial position that would have existed had the Merger been consummated on the dates indicated in the preceding paragraphs, nor are they indicative of the future operating results or financial position of the combined companies. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information as necessary to comply with the disclosure requirements of the Commission. Changes to the adjustments included in the unaudited pro forma combined financial statements are expected as evaluations of assets and liabilities are completed and as additional information becomes available.

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                              MARCH 31, 1997
                         ------------------------------------------------------------
                         BANK PLUS   HANCOCK    COMBINED   ADJUSTMENTS(4)  PRO FORMA
                         ----------  --------  ----------  --------------  ----------
                                          (DOLLARS IN THOUSANDS)
ASSETS
  Cash and cash
   equivalents.......... $  103,871  $  7,402  $  111,273     $   --       $  111,273
  Investment securities.    160,024    32,856     192,880        (268)(1)     192,612
  Mortgage-backed
   securities...........    235,264     4,235     239,499         (58)(1)     239,441
  Deposits and other
   investments..........        --      4,728       4,728         --            4,728
  Loans receivable, net
   of allowances........  2,642,217   145,522   2,787,739      (4,234)(1)   2,783,505
  Other assets..........    153,271     7,593     160,864      13,193 (1)     174,057
                         ----------  --------  ----------     -------      ----------
                                                                           $3,505,616
                         $3,294,647  $202,336  $3,496,983     $ 8,633
                         ==========  ========  ==========     =======      ==========
LIABILITIES
  Deposits.............. $2,516,991  $194,645  $2,711,636     $   514 (1)   2,712,150
  FHLB advances.........    387,151       --      387,151         --          387,151
  Other borrowings......    140,000       --      140,000         --          140,000
  Other liabilities.....     36,762     2,618      39,380       1,180 (2)      40,560
                         ----------  --------  ----------     -------      ----------
                          3,080,904   197,263   3,278,167       1,694       3,279,861
                         ----------  --------  ----------     -------      ----------
Minority Interest:
 Preferred stock of
 subsidiary.............     51,750       --       51,750         --           51,750

Stockholders' equity
  Common stock..........        182     8,336       8,518      (8,325)(3)         193
  Paid-in Surplus.......    261,902     2,243     264,145       9,758 (3)     273,903
  Unrealized losses on
   securities...........     (2,836)      (41)     (2,877)         41          (2,836)
  Accumulated deficit...    (97,255)   (5,465)   (102,720)      5,465 (3)     (97,255)
                         ----------  --------  ----------     -------      ----------
                            161,993     5,073     167,066       6,939         174,005
                         ----------  --------  ----------     -------      ----------
                         $3,294,647  $202,336  $3,496,983     $ 8,633      $3,505,616
                         ==========  ========  ==========     =======      ==========

Pro forma Adjustments:

(1) Represents the fair value adjustments and recognition of intangible assets (core deposit intangible of $8.3 million and goodwill of $4.9 million) to be recorded in connection with the purchase price allocation.

(2) Represents recognition of liabilities for direct costs to be incurred in connection with the Merger relating to lease exit costs, severance expense and professional services.

(3) Represents adjustment of equity accounts to reflect issuance of shares in connection with the Merger and elimination of Hancock equity accounts, based on the exchange of shares of Hancock Stock for shares of Common Stock. Assuming the BPC Stock Consideration Value is $12,012,000, the number of shares of Hancock Stock issued and outstanding immediately prior to the Effective Time is 1,302,862 and the Market Value Per BPC Share is $11.00 (the last reported sales price of the Common Stock on July 1, 1997), the total number of shares of Common Stock to be issued are estimated to be 1,092,000.

(4) Due to the Company's current tax status, there are no net tax adjustments anticipated to be recorded as a result of the Merger under the purchase accounting method.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                               FOR THE THREE MONTHS ENDED MARCH 31, 1997
                          --------------------------------------------------------
                          BANK PLUS    HANCOCK   COMBINED  ADJUSTMENTS  PRO FORMA
                          ----------  ---------  --------  -----------  ----------
Interest income.........  $   58,707  $   3,661  $ 62,368    $    27(1) $   62,395
Interest expense........      38,350      2,116    40,466        277(2)     40,743
                          ----------  ---------  --------    -------    ----------
Net interest income
 (expense)..............      20,357      1,545    21,902       (250)       21,652
Provision for estimated
 loan losses............       4,251        360     4,611        --          4,611
                          ----------  ---------  --------    -------    ----------
Net interest income
 (expense) after
 provision for estimated
 loan losses............      16,106      1,185    17,291       (250)       17,041
Other income............       1,698         68     1,766        --          1,766
Operating expenses......      14,336      1,585    15,921         49(3)     15,970
                          ----------  ---------  --------    -------    ----------
Income (loss) before
 income taxes and
 minority interest in
 subsidiary.............       3,468       (332)    3,136       (299)        2,837
Income tax benefit......      (2,300)       --     (2,300)       --         (2,300)
                          ----------  ---------  --------    -------    ----------
Income (loss) before
 minority interest in
 subsidiary.............       5,768       (332)    5,436       (299)        5,137
Minority interest in
 subsidiary (preferred
 stock dividend)........       1,553        --      1,553        --          1,553
                          ----------  ---------  --------    -------    ----------
Net income (loss).......  $    4,215  $    (332) $  3,883    $  (299)   $    3,584
                          ==========  =========  ========    =======    ==========
Net income (loss) per
 common share...........  $     0.23  $   (0.25)                        $      .19(4)
Weighted average common
 shares outstanding.....  18,245,265  1,302,463                         19,337,265(4)
                                  FOR THE YEAR ENDED DECEMBER 31, 1996
                          --------------------------------------------------------
                          BANK PLUS    HANCOCK   COMBINED  ADJUSTMENTS  PRO FORMA
                          ----------  ---------  --------  -----------  ----------
Interest income.........  $  237,913  $  14,442  $252,355    $   108(1) $  252,463
Interest expense........     152,623      8,335   160,958      1,115(2)    162,073
                          ----------  ---------  --------    -------    ----------
Net interest income
 (expense)..............      85,290      6,107    91,397     (1,007)       90,390
Provision for estimated
 loan losses............      15,610      6,975    22,585        --         22,585
                          ----------  ---------  --------    -------    ----------
Net interest income
 expense after provision
 for estimated loan
 losses.................      69,680       (868)   68,812     (1,007)       67,805
Other income............       2,246        480     2,726        --          2,726
Operating expenses......      82,451      6,479    88,930        195(3)     89,125
                          ----------  ---------  --------    -------    ----------
Loss before income taxes
 and minority interest
 in subsidiary..........     (10,525)    (6,867)  (17,392)    (1,202)      (18,594)
Income tax (benefit)
 expense................      (1,093)         2    (1,091)       --         (1,091)
                          ----------  ---------  --------    -------    ----------
Loss before minority
 interest in subsidiary.      (9,432)    (6,869)  (16,301)    (1,202)      (17,503)
Minority interest in
 subsidiary (preferred
 stock dividend)........       4,657        --      4,657        --          4,657
                          ----------  ---------  --------    -------    ----------
Net loss................     (14,089)    (6,869)  (20,958)    (1,202)      (22,160)
Preferred stock
 dividends..............       1,553        --      1,553        --          1,553
                          ----------  ---------  --------    -------    ----------
Net loss available for
 common stockholders....  $  (15,642) $  (6,869) $(22,511)   $(1,202)   $  (23,713)
                          ==========  =========  ========    =======    ==========
Loss per common share...  $    (0.86) $   (7.27)                        $    (1.23)(4)
Weighted average common
 shares outstanding.....  18,242,887    944,837                         19,334,887(4)

Pro forma adjustments:

(1) Represents the amortization of the fair value adjustments of mortgage-backed securities and investments over their estimated remaining maturities.

(2) Represents the amortization of the core deposit intangible of $8.3 million over 7 years (the useful life over which the benefit of the intangible asset is expected to be realized) and the amortization of the fair value adjustment of interest bearing deposits over their estimated remaining maturities.

(3) Represents the amortization of goodwill of $4.9 million over 25 years (the useful life over which the benefit of the intangible asset is expected to be realized).

(4) Pro forma earnings (loss) per share and weighted average common shares outstanding are based on the number of common shares that would have been outstanding had the Merger occurred January 1, 1996 and 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANK PLUS CORPORATION


                                    By: /s/ Godfrey B. Evans
                                       --------------------------------------
                                    Godfrey B. Evans
                                    Executive Vice President, General Counsel
                                    and Corporate Secretary

Date:  July 3, 1997

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